Supplement to
Fidelity's Targeted International Equity Funds®
December 29, 2001
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page 29.

  Fidelity Investments Japan Limited (FIJ), at 1-8-8 Shinkawa, Chuo- ku, Tokyo 104-0033, Japan, serves as a sub-adviser for each fund. As of June 30, 2001, FIJ had approximately $21.9 billion in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for Japan, Japan Smaller Companies, and Pacific Basin. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for each fund from time to time.

FMRC serves as a sub-adviser for each fund. FMRC is primarily responsible for choosing investments for Canada, Emerging Markets, Europe Capital Appreciation, and Latin America. FMRC may provide investment advisory services for China Region, Europe, Japan, Japan Smaller Companies, Nordic, Pacific Basin, and Southeast Asia.

<r>Effective November 1, 2002, the following information replaces the biographical information for Stephen Binder found in the "Fund Management" section on page 29.

Maxime LeMieux is manager of Canada Fund, which he has managed since November 2002. Since joining Fidelity Investments in 1996, Mr. LeMieux has worked as a research analyst and manager.</r>

Effective October 1, 2002, the following information replaces the biographical information for William Kennedy found in the "Fund Management" section on page 29.

June-Yon Kim is manager of Pacific Basin Fund, which he has managed since October 2002. Since joining Fidelity Investments in 1996, Mr. Kim has worked as a research analyst and manager.

TIF-02-03	November 1, 2002
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